Amana Income Fund

Investor	(AMANX)
Institutional	(AMINX)

September 21, 2017

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Income Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 21, 2017, and most recent report to shareowners, dated May 31, 2017, are incorporated by reference into this Summary Prospectus.

Amana Income Fund

Investment Objective

Current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Income Fund	Investor Shares	Institutional Shares
Management Fees	0.86%	0.86%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.02%	0.03%
Total Annual Fund Operating Expenses	1.13%	0.89%

Example

The example below is intended to help investors compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Income Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$115	$359	$622	$1,375
Institutional Shares	$91	$284	$493	$1,096

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before any commission).

Portfolio Turnover

The Income Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 1.38% of the average value of its portfolio.

Principal Investment Strategies

The Income Fund invests primarily in dividend-paying common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Income Fund does not make any investments that pay interest. In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Income Fund diversifies its investments across industries and companies, and generally follows a large-cap value investment style. Common stock purchases are restricted to dividend-paying companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics. The Fund's adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG"). The Fund's adviser uses internally developed rating systems to identify issuers that it believes demonstrate Islamic and sustainable characteristics.

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its assets in income-producing securities, primarily dividend-paying common stocks.

Amana Income Fund

Principal Risks of Investing

Market risk: The value of Income Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Income Fund's ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Foreign investing risk: The Income Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Income Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q2 2009	12.39%
Worst Quarter	Q3 2011	-14.15%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2017) was 9.35%.

Average Annual Total Returns

The table below presents the average annual returns for the Income Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2016
	1 Year	5 Years	10 Years
Income Fund Investor Shares		AMANX
Return before taxes	9.34%	10.51%	7.36%
Return after taxes on distributions	8.43%	9.82%	6.90%
Return after taxes on distributions and sale of Fund shares	6.14%	9.59%	6.69%

Amana Income Fund

	1 Year	Since Inception September 25, 2013
Income Fund Institutional Shares		AMINX
Return before taxes	9.63%	7.53%
	1 Year	5 Years	10 Years
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.64%	6.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Income Fund's investment adviser.

Portfolio Managers

Since 1990, Mr. Nicholas Kaiser CFA, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Income Fund. Since 2012, Mr. Scott Klimo CFA, chief investment officer at Saturna Capital Corporation, has been the deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Income Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Income Fund.

Income Fund Institutional Shares are available with a miminum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call:   888-732-6262 or 360-734-9900

Online

Visit:   www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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